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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2002



                                  ANTHEM, INC.
             (Exact name of registrant as specified in its charter)


    Indiana                       001-16751                      35-2145715
(State or other                 (Commission                     (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                               120 Monument Circle
                             Indianapolis, IN 46204
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (317) 488-6000


                                       N/A
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

Officers of the Company expect to meet with securities analysts and investors during the week of January 14, 2002. During these meetings, the officers expect to confirm the Company's ability to meet the earnings expectations given in a press release and conference call on November 14, 2001. A copy of that press release was filed as Exhibit 99 to the Form 8-K filed by the Company with the Securities and Exchange Commission on November 14, 2001.

The press release referred to above contains certain forward-looking information. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include: trends in health care costs and utilization rates; our ability to secure sufficient premium rate increases; competitor pricing below market trends of increasing costs; increased government regulation of health benefits and managed care; significant acquisitions or divestitures by major competitors; introduction and utilization of new prescription drugs and technology; a downgrade in our financial strength ratings; litigation targeted at health benefits companies; our ability to contract with providers consistent with past practice; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Anthem undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures made by Anthem, found in Anthem's final Prospectus dated October 29, 2001, for the initial public offering, and in periodic reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission, which attempt to advise interested parties of the factors which affect Anthem's business.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2002


                                    ANTHEM, INC.


                                    By: /s/  Michael L. Smith
                                        --------------------------------
                                        Name: Michael L. Smith
                                        Title: Executive Vice President and
                                               Chief Financial and Accounting
                                               Officer

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